SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                      19-Jun-02

WaMu Mortgage Backed Pass Through Certificates
Series 2002-S4
(Exact name of registrant as specified in its charter)

Delaware                   333-77054-08                  13-3320910
(State or Other            (Commission                   (I.R.S. Employer
Jurisdiction               File Number)                  Identification No.)
of Incorporation)


           11 Madison Avenue
           New York, New York                                     10010
           (Address of Principal                         (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code       212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

WaMu Mortgage Backed Pass Through Certificates
Series 2002-S4

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class      Beg Bal         Prin          Int
Class A-1  $129,771,000.00 $2,708,447.56     $702,926.25
Class A-2   $18,030,000.00         $0.00      $97,662.50
Class A-3    $5,787,000.00         $0.00      $31,346.25
Class A-4   $32,160,836.00         $0.00     $174,204.53
Class A-5   $98,832,000.00         $0.00     $452,980.00
Class A-6   $15,204,923.00         $0.00      $82,360.00
Class A-7   $65,037,000.00 $3,703,226.98     $352,283.75
Class A-8   $16,598,000.00         $0.00      $89,905.83
Class A-9    $9,963,000.00         $0.00      $53,966.25
Class A-10   $3,303,000.00         $0.00      $17,891.25
Class X     $14,052,566.00         $0.00      $76,118.07
Class P        $540,501.00    $22,735.35           $0.00
Class B-1    $2,700,666.00     $3,053.35      $14,628.61
Class B-2    $1,157,429.00     $1,308.58       $6,269.41
Class B-3      $771,619.00       $872.38       $4,179.60
Class B-4      $385,810.00       $436.19       $2,089.80
Class B-5      $385,809.00       $436.19       $2,089.80
Class B-6      $385,809.74       $436.19       $2,089.80
Class A-R           $50.00        $50.00           $0.35

           PPIS            Prin Loss     End Bal
Class A-1            $0.00         $0.00 $127,062,552.44
Class A-2            $0.00         $0.00  $18,030,000.00
Class A-3            $0.00         $0.00   $5,787,000.00
Class A-4            $0.00         $0.00  $32,160,836.00
Class A-5            $0.00         $0.00  $98,832,000.00
Class A-6            $0.00         $0.00  $15,204,923.00
Class A-7            $0.00         $0.00  $61,333,773.02
Class A-8            $0.00         $0.00  $16,598,000.00
Class A-9            $0.00         $0.00   $9,963,000.00
Class A-10           $0.00         $0.00   $3,303,000.00
Class X              $0.00         $0.00  $13,855,030.19
Class P              $0.00         $0.00     $517,765.65
Class B-1            $0.00         $0.00   $2,697,612.65
Class B-2            $0.00         $0.00   $1,156,120.42
Class B-3            $0.00         $0.00     $770,746.62
Class B-4            $0.00         $0.00     $385,373.81
Class B-5            $0.00         $0.00     $385,372.81
Class B-6            $0.00         $0.00     $385,373.55
Class A-R            $0.00         $0.00           $0.00

           Beginning
           Current PrincipaPrincipal
Class      Amount          Distribution
Class A-1      1000.0000000    20.8709771
Class A-2      1000.0000000     0.0000000
Class A-3      1000.0000000     0.0000000
Class A-4      1000.0000000     0.0000000
Class A-5      1000.0000000     0.0000000
Class A-6      1000.0000000     0.0000000
Class A-7      1000.0000000    56.9403105
Class A-8      1000.0000000     0.0000000
Class A-9      1000.0000000     0.0000000
Class A-10     1000.0000000     0.0000000
Class X        1000.0000000     0.0000000
Class P        1000.0000000    42.0634786
Class B-1      1000.0000000     1.1305915
Class B-2      1000.0000000     1.1305920
Class B-3      1000.0000000     1.1305839
Class B-4      1000.0000000     1.1305824
Class B-5      1000.0000000     1.1305853
Class B-6      1000.0000000     1.1305832
Class A-R      1000.0000000  1000.0000000

                           Ending
           Interest        Current PrinciInterest
           Distribution    Amount        Rate
Class A-1         5.4166667   979.1290229     0.065000000
Class A-2         5.4166667  1000.0000000     0.065000000
Class A-3         5.4166667  1000.0000000     0.065000000
Class A-4         5.4166667  1000.0000000     0.065000000
Class A-5         4.5833333  1000.0000000     0.055000000
Class A-6         5.4166667  1000.0000000     0.065000000
Class A-7         5.4166667   943.0596895     0.065000000
Class A-8         5.4166665  1000.0000000     0.065000000
Class A-9         5.4166667  1000.0000000     0.065000000
Class A-10        5.4166667  1000.0000000     0.065000000
Class X           5.4166670   985.9430788     0.065000000
Class P           0.0000000   957.9365214     0.000000000
Class B-1         5.4166676   998.8694085     0.065000000
Class B-2         5.4166692   998.8694080     0.065000000
Class B-3         5.4166629   998.8694161     0.065000000
Class B-4         5.4166559   998.8694176     0.065000000
Class B-5         5.4166699   998.8694147     0.065000000
Class B-6         5.4166595   998.8694168     0.065000000
Class A-R         7.0000000     0.0000000     0.065000000

           **Reimbursement Information not provided by Servicer**
i,ii,v,ix)  Monthly Advances
           Principal       Interest      Total           Unreimbursed
              190964.2     947430.21      1138394.41             0

iii)  Number and aggregate Stated Prin Bal of the Mortg Loans
        Number of Loans Ending Sched Scheduled Prin Principal Prepayment
            1105          379368528     436232.93           6004769.85


iv) Servicing Fees                                          80376.92212



vi) Delinquency Information for all Mortgage Loans

1 Month Delinquent                  0.00            0.00
2 Month Delinquent                  0.00            0.00
3 Months or More Delinquent         0.00            0.00

vi) Mortgage Loans in Foreclosure Proceedings
Count                    0
Balance                  0


vii) Mortgage Loans as to which the Mortgaged Property is an REO Property
Count                    0
Balance                  0

Mortgage Loans in Bankruptcy Proceedings
Count                    0
Balance                  0



x) Tax on prohibited transactions (Section 860F of the Code)
           Provided on the Trust Tax Return
xiii)  Number and aggregate Stated Prin Bal of Subs and Purchases
Number of Substitutions                         0
Principal Balance of Substitutions              0
Number of Purchases                             0
Purchase Price                                  0

xi,xvi) Cumulative Interest Shortfalls
xvii)   Realized Losses:
                           Class A-1                    0
                           Class A-2                    0
                           Class A-3                    0
                           Class A-4                    0
                           Class A-5                    0
                           Class A-6                    0
                           Class A-7                    0
                           Class A-8                    0
                           Class A-9                    0
                           Class A-10                   0
                           Class X                      0
                           Class B-1                    0
                           Class B-2                    0
                           Class B-3                    0
                           Class B-4                    0
                           Class B-5                    0
                           Class B-6                    0
                           Class A-R                    0
                           Total                        0

xvii)   Realized Losses:
                           Current                  0.00
                           Cumulative               0.00
                           Prior 3 Years            0.00


Gross Coupon     6.9776471%
Net Coupon       6.7276473%

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Washington Mutual Bank, FA
Mortgage-Backed Pass-Through Certificates, Series 2002-S4

  19-Jun-02                Name:         Barbara Grosse
                           Title:        Trust Officer
                                         Bank One